EXHIBIT 10.20

FIRST AMENDMENT TO POOLING AGREEMENT

THIS FIRST AMENDMENT TO POOLING AGREEMENT, dated May 31, 2012, is entered into by CAMBRIDGE TRS, INC. ("Company") and SONESTA INTERNATIONAL HOTELS CORPORATION ("Manager").

RECITALS:

Company and Manager entered into a Pooling Agreement dated as of April 23, 2012 (the "Pooling Agreement"). Capitalized terms used in this First Amendment to Pooling Agreement without definition shall have the meanings given to such terms in the Pooling Agreement.

The Pooling Agreement provides that at any time Manager and any Additional Owner enter into a management agreement for the operation of an Additional Hotel, the Additional Owner may become a party to the Pooling Agreement and the Pooling Agreement will be applicable to any Additional Hotel by the Additional Owner signing an accession agreement.

The parties desire to amend the Pooling Agreement to provide that where an Additional Owner is then a party to the Pooling Agreement and such Additional Owner and Manager enter into a management agreement for the operation of an Additional Hotel, the Additional Hotel may be made subject to the Pooling Agreement by such Additional Owner and Manager confirming the amendment and restatement of Schedules B and C to the Pooling Agreement.

NOW, THEREFORE:

The Pooling Agreement is hereby amended by deleting the first sentence of Section 7.01 in its entirety and replacing it with the following:

At any time and from time to time, if Manager and any Owner or any Affiliate of an Owner (an "Additional Owner") enter into a management agreement for the operation of an additional Hotel (an "Additional Hotel"), the Additional Owner may become a party to this Agreement by signing an accession agreement confirming the applicability of this Agreement to such Additional Hotel, provided if the Additional Owner is then a party to this Agreement, the Additional Hotel may be made subject to this Agreement by such Additional Owner and Manager amending and restating Schedules B and C.

In all other respects the Pooling Agreement continues in full force and effect and unmodified.

[Signature Page Follows]

IN WITNESS WHEREOF, this First Amendment to Pooling Agreement has been duly executed and delivered by the Company and the Manager with the intention of creating an instrument under seal.

CAMBRIDGE TRS, INC.

By:	/s/ John G. Murray
John G. Murray
President and Chief Operating Officer

SONESTA INTERNATIONAL HOTELS CORPORATION

By:	/s/ William J. Sheehan
William J. Sheehan
President and Chief Executive Officer